Exhibit 10.1

EXECUTION COPY

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to the Credit Agreement (this “Amendment”), dated as of April 8, 2025, is entered into by and among Bank of America, N.A. (the “Lender”), Barn Owl Funding LLC, as the borrower (the “Borrower”), Apollo Debt Solutions BDC, as the collateral manager (the “Collateral Manager”) and each subordinated investor identified on the signature pages below (each, a “Subordinated Investor” and, together, the “Subordinated Investors”). Reference is hereby made to the Credit Agreement, dated as of March 25, 2025 (as amended, modified or supplemented from time to time, the “Credit Agreement”), between the Lender, Borrower, Collateral Manager and each Subordinated Investor from time to time party thereto. Capitalized terms used herein without definition shall have the meanings assigned thereto in the Credit Agreement.

WHEREAS, the parties hereto are parties to the Credit Agreement;

WHEREAS, this Amendment is being adopted upon the agreement of the Lender, the Borrower, the Collateral Manager and each Subordinated Investor; and

WHEREAS, the parties hereto desire to amend the terms of the Credit Agreement as provided for herein.

ACCORDINGLY, effective as of the date hereof, the Credit Agreement is hereby amended as follows:

Section 1. AMENDMENTS TO THE CREDIT AGREEMENT.

The definition of Maximum Facility Amount in Schedule A of the Credit Agreement is hereby amended to replace clause (i) of such definition with the following:

“(i) prior to the CLO Pricing Date, U.S.$320 million; and”.

Section 2. MISCELLANEOUS.

(a) The parties hereto hereby agree that, except as specifically amended herein, the Credit Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects. Except as specifically provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party hereto under the Credit Agreement, or constitute a waiver of any provision of any other agreement.

(b) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(c) This Amendment may be executed in any number of counterparts by facsimile or other written form of communication, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

[signature pages follow]

2

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

BANK OF AMERICA, N.A.,
as Lender

By:	/s/ Ben Holcombe
Name: Ben Holcombe
Title: Director

Signature Page to First Amendment to Credit Agreement

BARN OWL FUNDING LLC,
as Borrower

By: Apollo Debt Solutions BDC, its initial member

By: Apollo Credit Management, LLC, its investment manager

By:	/s/ Kristin Hester
Name: Kristin Hester
Title: Vice President

Signature Page to First Amendment to Credit Agreement

APOLLO DEBT SOLUTIONS BDC,
as Collateral Manager

By: Apollo Credit Management, LLC, its investment manager

By:	/s/ Kristin Hester
Name: Kristin Hester
Title: Vice President

Signature Page to First Amendment to Credit Agreement

APOLLO DEBT SOLUTIONS BDC,
as Subordinated Investor

By: Apollo Credit Management, LLC, its investment manager

By:	/s/ Kristin Hester
Name: Kristin Hester
Title: Vice President

Signature Page to First Amendment to Credit Agreement